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Exhibit 99.1

THE MILLS CORPORATION
SUPPLEMENTAL INFORMATION
Table of Contents
As of December 31, 2001

Information	Page
Overview	5-6
Summary of Operating Properties	7
Summary of Properties Under Construction	8
Supplemental Financial Data	9-10
Property Operating Income	11-14
Unconsolidated Joint Ventures Net Income and Funds From Operations	15-16
Lease Expiration Schedule	17-18
Rental Rates	19
Average Rents	20
Summary of Outstanding Consolidated Indebtedness	21-22
Summary of Outstanding Unconsolidated Indebtedness	23-24
Specialty Store Tenant Reported Sales Analysis	25
Capital Expenditures	26-28
Key Financial Ratios	29-30

THE MILLS CORPORATION
OVERVIEW

The Company

        The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

        The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owned, as of December 31, 2001, a 1% interest as the sole general partner and a 61.89% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers, two community shopping centers and a portfolio of 46 single tenant net lease properties ("Net Lease Properties"). As of December 31, 2001, the Operating Partnership owned or held an interest in the following operating properties, which are located in eleven states and total approximately 18 million square feet.

Arizona Mills	Tempe, AZ (Phoenix)
Arundel Mills	Anne Arundel County, MD (Baltimore/Washington, DC)
Concord Mills	Concord, NC (Charlotte)
Discover Mills	Sugarloaf, GA (Atlanta)
Franklin Mills	Philadelphia, PA
Grapevine Mills	Grapevine, TX (Dallas/Forth Worth)
Gurnee Mills	Gurnee, IL (Chicago)
Katy Mills	Katy, TX (Houston)
Ontario Mills	Ontario, CA (Los Angeles)
Opry Mills	Nashville, TN
Potomac Mills	Woodbridge, VA (Washington, DC)
Sawgrass Mills	Sunrise, FL (Ft. Lauderdale)
The Oasis at Sawgrass	Sunrise, FL (Ft. Lauderdale)
The Block at Orange	Orange, CA (Los Angeles)
COMMUNITY CENTERS
Concord Mills Marketplace	Concord, NC (Charlotte)
Liberty Plaza	Philadelphia, PA

        In addition to the operating properties listed above, the Company owns a portfolio of 46 single tenant net lease properties, which are located at various locations in the United States. Also, the Company is actively involved in the pre-development or development of a number of new projects, Colorado Mills (Denver, CO), Madrid Xanadu (Madrid, Spain), Missouri Mills (St. Louis, MO), Vaughan Mills (Toronto, Canada), and Meadowlands Mills (Carlstadt, NJ).

THE MILLS CORPORATION
OVERVIEW (CONTINUED)

Cautionary Statement

        Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guaranties of future performance.

        Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", "would be" or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability to the Company of financing for its development projects; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, as well as those risks described in Exhibit 99.1 to the Current Report on Form 8-K filed on August 24, 2001 with the Securities and Exchange Commission.

        The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

Funds From Operations:

        The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

THE MILLS CORPORATION
SUMMARY OF OPERATING PROPERTIES

        The following table presents certain information with respect to the operating properties as of December 31, 2001:

Name/Location	Metropolitan Area Serviced	Year Opened/ Acquired	Total GLA (Sq. Ft.) (1)	Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft.) (1)	No. of Anchor Stores (2)
Mills
Arizona Mills Tempe, AZ	Phoenix	1997	1,227,442	705,967	521,475	17
Arundel Mills Anne Arundel County, MD	Baltimore/ Washington, DC	2000	1,162,718	624,505	538,213	13
Concord Mills (3) Concord, NC	Charlotte	1999	1,367,242	799,874	567,368	17
Discover Mills Sugarloaf, GA	Atlanta	2001	1,088,277	565,790	522,487	11
Franklin Mills Philadelphia, PA	Philadelphia/ Wilmington	1989	1,738,627	1,145,600	593,027	19
Grapevine Mills Grapevine, TX	Dallas/Forth Worth	1997	1,545,739	1,026,628	519,111	19
Gurnee Mills Gurnee, IL	Chicago/Milwaukee	1991	1,577,196	941,883	635,313	15
Katy Mills Houston, TX	Houston	1999	1,189,772	604,858	584,914	13
Ontario Mills Ontario, CA	Los Angeles	1996	1,455,398	953,687	501,711	22
Opry Mills Nashville, TN	Nashville	2000	1,112,587	595,200	517,387	14
Potomac Mills Woodbridge, VA	Washington, DC/ Baltimore	1985	1,635,061	1,008,915	626,146	18
Sawgrass Mills Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1990	1,844,508	1,172,536	671,972	19
The Oasis at Sawgrass Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1999	287,372	132,169	155,203	3

Mills Totals			17,231,939	10,277,612	6,954,327	200

The Block
The Block at Orange	Los Angeles/ Orange County	1998	655,368	384,967	270,401	10

Community Center
Liberty Plaza	Philadelphia	1994	373,754	319,255	54,499	4

(1)
Presents gross leaseable area ("GLA") of each of our operating properties. GLA includes 972,249 square feet owned by certain store tenants located as follows: Potomac Mills—80,000 square feet; Franklin Mills—209,612 square feet; Sawgrass Mills—281,774 square feet; Gurnee Mills—250,806 square feet; Liberty Plaza—13,741 square feet; Ontario Mills—125,000 square feet and Concord Mills Marketplace—11,316.

(2)
Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

(3)
Total GLA includes 119,848 square feet of Concord Mills Marketplace of which 108,532 square feet is occupied by an anchor store tenant and 11,316 is occupied by a specialty store tenant.

THE MILLS CORPORATION
SUMMARY OF PROPERTIES UNDER CONSTRUCTION

Name/Location	Metropolitan Area Serviced	Anticipated Opening Date	Approx. GLA (Sq. Ft.) (1,2)	Estimated Aggregate Project Cost(1)	Required Equity from Company	Company's Equity at 12/31/01	Anchor Store Tenant Commitments
				(millions)	(millions)	(millions)
Colorado Mills Lakewood, CO	Denver	Fall 2002	1,200,000	$201	$26	$17	7
Madrid Xanadu Madrid, Spain	Madrid	Spring 2003	1,200,000	$190	$60	$22	8

(1)
Anticipated Opening Dates, Approximate GLA and Estimated Aggregate Project Cost are subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2)
Approximate GLA includes space that may be owned by certain anchor store tenants.

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2001	2000	2001	2000
Statements of Operations Data:
Revenues:
Minimum rents	$27,587	$27,258	$106,196	$103,550
Percentage rents	1,240	1,818	1,518	2,891
Recoveries from tenants	13,898	12,867	50,975	52,006
Other property revenue	5,369	3,441	15,211	10,314
Management fee income from affiliated joint ventures	3,064	2,232	10,436	8,445
Other fee income from affiliated joint ventures	783	538	8,097	8,637

Total operating revenues	51,941	48,154	192,433	185,843

Expenses:
Recoverable from tenants	11,791	10,717	43,065	44,333
Other operating	2,112	1,651	5,684	5,362
General and administrative	7,716	4,904	17,352	15,691
Depreciation and amortization	9,598	11,647	37,820	38,065

Total operating expenses	31,217	28,919	103,921	103,451

Operating income	20,724	19,235	88,512	82,392
Other income and expenses:
Equity in earnings of unconsolidated joint ventures	7,562	10,522	12,525	16,571
Interest income	998	1,035	4,048	4,868
Interest expense, net	(13,094)	(13,627)	(57,737)	(56,736)
Other income (expense)	(2,330)	(3,859)	(2,307)	(4,210)

Income before gain on sale of community centers, and sale of interest in FoodBrand LLC, extraordinary items, and minority interests:	13,860	13,306	45,041	42,885
Gain on sale of community centers	—	—	—	18,370
Gain on sale of interest in FoodBrand LLC	6,420	—	6,420	—

Income before extraordinary items and minority interests:	20,280	13,306	51,461	61,255
Extraordinary losses on debt extinguishment	—	—	(16,624)	(3,147)
Equity in extraordinary losses on debt extinguishments of unconsolidated joint ventures	—	(347)	(127)	(347)

Income before minority interests:	20,280	12,959	34,710	57,761
Minority interests	(7,776)	(5,225)	(13,468)	(23,341)

Net income	$12,504	$7,734	$21,242	$34,420

Income per share before extraordinary items (Basic)	$0.46	$0.34	$1.25	$1.57

Income per share before extraordinary items (Diluted)	$0.45	$0.34	$1.24	$1.56

Net income per share (Basic)	$0.46	$0.33	$0.85	$1.48

Net income per share (Diluted)	$0.45	$0.33	$0.84	$1.47

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2001	2000	2001	2000
Funds from Operations:
Income before extraordinary items and minority interests	$20,280	$13,306	$51,461	$61,255
Adjustments:
Add: Depreciation and amortization of real estate assets	8,796	10,625	34,532	35,028
Real estate depreciation and amortization of unconsolidated joint ventures	9,772	7,398	35,479	27,366
Less: Gain on sale of community centers	—	—	—	(18,370)

Funds from operations	$38,848	$31,329	$121,472	$105,279

Shares—Units Outstanding:
Basic:
Weighted average shares	27,896	23,288	25,042	23,295
Weighted average shares and units	44,474	39,115	41,059	39,123
Diluted:
Weighted average shares	28,396	23,288	25,491	23,338
Weighted average shares and units	44,974	39,116	41,508	39,166
Supplemental Operational Data:
Disposed Properties (1)
Revenues	$—	$—	$2,303	$12,809
Property operating costs	—	—	(580)	3,363
Interest expense	—	—	—	4,935
Depreciation and amortization	—	—	—	2,523
Acquired Properties (1)
Revenues	$2,531	$2,518	$10,085	$2,518
Property operating costs	55	—	77	—
Interest expense	2,013	2,039	8,125	2,039
Depreciation and amortization	127	653	2,083	653

(1)
During the third quarter of 2000, the Company sold ten of its eleven community centers ("Disposed Properties"). During the third and the fourth quarters of 2000, the Company used the proceeds from the sale of the Disposed Properties to acquire 46 single tenant net lease properties ("Acquired Properties").

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on pages 9 and 10. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED DECEMBER 31, 2001

Wholly-Owned Properties	Stabilized Properties (2)	Net Lease Properties (3)	New Properties (4)	Total
Rental Revenues
Minimum rent	$24,778	$2,531	$278	$27,587
Percentage rent	1,240	—	—	1,240
Recoveries from tenants	13,867	—	31	13,898
Other property revenues	5,369	—	—	5,369

Total rental revenues	45,254	2,531	309	48,094

Property Operating Costs
Recoverable from tenants	11,788	—	3	11,791
Other operating (1)	2,057	55	—	2,112

Total property operating costs	13,845	55	3	13,903

Property Operating Income	$31,409	$2,476	$306	$34,191

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$22,268	$24,765	$—	$47,033
Percentage rent	2,062	699	—	2,761
Recoveries from tenants	9,853	10,693	—	20,546
Other property revenues	3,760	4,268	(55)	7,973

Total rental revenues	37,943	40,425	(55)	78,313

Property Operating Costs
Recoverable from tenants	8,757	9,430		18,187
Other operating (1)	2,024	1,711	382	4,117

Total property operating costs	10,781	11,141	382	22,304

Property Operating Income	$27,162	$29,284	$(437)	$56,009

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $1,139 and joint venture properties of $2,670.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza, and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange and The Oasis at Sawgrass.

(3)
During the third and fourth quarters of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
The new wholly-owned property is Concord Mills Marketplace. New unconsolidated joint venture properties include Concord Mills, Katy Mills, Opry Mills, Arundel Mills and Discover Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on pages 9 and 10. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED DECEMBER 31, 2000

Wholly-Owned Properties	Stabilized Properties (2)	Net Lease Properties (3)	Total
Rental Revenues
Minimum rent	$24,740	$2,518	$27,258
Percentage rent	1,818	—	1,818
Recoveries from tenants	12,867	—	12,867
Other property revenues	3,441	—	3,441

Total rental revenues	42,866	2,518	45,384

Property Operating Costs
Recoverable from tenants	10,717	—	10,717
Other operating (1)	1,651	—	1,651

Total property operating costs	12,368	—	12,368

Property Operating Income	$30,498	$2,518	$33,016

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$22,647	$18,444	$25	$41,116
Percentage rent	2,529	333	—	2,862
Recoveries from tenants	9,375	6,977	—	16,352
Other property revenues (5)	4,644	3,028	—	7,672

Total rental revenues	39,195	28,782	25	68,002

Property Operating Costs
Recoverable from tenants	8,650	5,911	—	14,561
Other operating (1)	2,022	760	396	3,178

Total property operating costs	10,672	6,671	396	17,739

Property Operating Income (Loss)	$28,523	$22,111	$(371)	$50,263

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $1,008 and joint venture properties of $2,557.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, Block at Orange and The Oasis at Sawgrass.

(3)
During the third and fourth quarters of 2000, the Company acquired a portfolio of 46 single net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
New unconsolidated joint venture properties include Concord Mills, Katy Mills, Opry Mills, and Arundel Mills.

(5)
Included in other property revenue are lease termination fees of $1,105 related to a common tenant at several stabilized unconsolidated joint venture properties.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on pages 9 and 10. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001

Wholly-Owned Properties	Stabilized Properties(2)	Net Lease Properties (3)	New Properties (4)	Disposed Properties (5)	Total
Rental Revenues
Minimum rent	$95,375	$10,085	$278	$458	$106,196
Percentage rent	1,518	—	—	—	1,518
Recoveries from tenants	50,166	—	31	778	50,975
Other property revenues	14,144	—	—	1,067	15,211

Total rental revenues	161,203	10,085	309	2,303	173,900

Property Operating Costs
Recoverable from tenants	43,062	—	3	—	43,065
Other operating (1)	6,187	77	—	(580)	5,684

Total property operating costs	49,249	77	3	(580)	48,749

Property Operating Income	$111,954	$10,008	$306	$2,883	$125,151

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$82,864	$93,351	$—	$176,215
Percentage rent	2,609	1,734	—	4,343
Recoveries from tenants	34,755	36,604	—	71,359
Other property revenues	10,920	9,332	—	20,252

Total rental revenues	131,148	141,021	—	272,169

Property Operating Costs
Recoverable from tenants	30,760	32,693	—	63,453
Other operating (1)	4,280	4,935	562	9,777

Total property operating costs	35,040	37,628	562	73,230

Property Operating Income	$96,108	$103,393	$(562)	$198,939

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $4,212 and joint venture properties of $9,602.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza, and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third and fourth quarters of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
The new wholly-owned property is Concord Mills Marketplace. New unconsolidated joint venture properties include The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills, Arundel Mills and Discover Mills.

(5)
During the third quarter of 2000, the Company sold ten of its eleven community centers (the "Disposed Properties") to an unrelated third party.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on pages 9 and 10. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE TWELVE MONTHS ENDED DECEMBER 30, 2000

Wholly-Owned Properties	Stabilized Properties (2)	Net Lease Properties (3)	Disposed Properties (4)	Total
Rental Revenues
Minimum rent	$91,763	$2,518	$9,269	$103,550
Percentage rent	2,777	—	114	2,891
Recoveries from tenants	49,116	—	2,890	52,006
Other property revenues	9,778	—	536	10,314

Total rental revenues	153,434	2,518	12,809	168,761

Property Operating Costs
Recoverable from tenants	41,170	—	3,163	44,333
Other operating (1)	5,162	—	200	5,362

Total property operating costs	46,332	—	3,363	49,695

Property Operating Income	$107,102	$2,518	$9,446	$119,066

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (5)	Other	Total
Rental Revenues
Minimum rent	$82,835	$62,539	$139	$145,513
Percentage rent	3,175	1,086	—	4,261
Recoveries from tenants	33,196	23,671	3	56,870
Other property revenues (6)	17,066	6,292	—	23,358

Total rental revenues	136,272	93,588	142	230,002

Property Operating Costs
Recoverable from tenants	30,828	21,886	—	52,714
Other operating (1)	4,475	2,766	679	7,920

Total property operating costs	35,303	24,652	679	60,634

Property Operating Income (Loss)	$100,969	$68,936	$(537)	$169,368

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $4,061 and joint venture properties of $7,977.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third & fourth quarters of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
During the third quarter of 2000, the Company sold ten of its eleven community centers (the "Disposed Properties") to an unrelated third party.

(5)
New unconsolidated joint venture properties include The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills, and Arundel Mills.

(6)
Included in other property revenues are lease termination fees of $7,561 related to a common tenant at several stabilized unconsolidated joint venture properties.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(unaudited, in thousands)

	Three Months Ended December 31,
	2001	2000
Revenues:
Minimum rents	$47,033	$41,116
Percentage rents	2,761	2,862
Recoveries from tenants	20,546	16,352
Other revenues	7,973	7,672

Total revenues	78,313	68,002

Expenses:
Recoverable from tenants	18,187	14,561
Other operating expenses (1)	6,787	5,724
Depreciation and amortization	26,625	19,620

Total expenses	51,599	39,905

Operating Profit	26,714	28,097
Interest income	1,960	2,648
Interest expense	(23,588)	(21,326)
Other income (expense)	4,575	(203)

Income before Gain on Land Sales and Extraordinary Items	9,661	9,216
Gain on land sales	5,884	10,273

Income before Extraordinary Item	15,545	19,489
Extraordinary loss on extinguishment of debt	—	(943)

Net Income	$15,545	$18,546

Mills share of net income	$7,562	$10,522

Reconciliation of Income Before Extraordinary Items to Funds From Operations:
Income before extraordinary items	$15,545	$19,489
Adjustments:
Depreciation and amortization of real estate assets	26,625	20,122

Funds From Operations	$42,170	$39,611

Mills Allocations:
Mills share of FFO	$17,334	$17,920
Management fees due Mills	2,211	1,944

Total Mills FFO	$19,545	$19,864

(1)
Total property operating costs include management fees of $2,670 and $2,557 for the three months ended December 31, 2001 and 2000, respectively.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(unaudited, in thousands)

	Twelve Months Ended December 31,
	2001	2000
Revenues:
Minimum rents	$176,215	$145,513
Percentage rents	4,343	4,261
Recoveries from tenants	71,359	56,870
Other revenues	20,252	23,358

Total revenues	272,169	230,002

Expenses:
Recoverable from tenants	63,453	52,714
Other operating expenses (1)	19,379	15,897
Depreciation and amortization	92,506	72,192

Total expenses	175,338	140,803

Operating Profit	96,831	89,199
Interest income	8,433	9,519
Interest expense	(90,219)	(77,587)
Other income (expense)	2,943	(1,137)

Income before Gain on Land Sales and Extraordinary Items	17,988	19,994
Gain on land sales	7,261	12,924

Income before Extraordinary Item	25,249	32,918
Extraordinary loss on extinguishment of debt	(527)	(943)

Net Income	$24,722	$31,975

Mills share of net income	$12,525	$16,571

Reconciliation of Income Before Extraordinary Items to Funds From Operations:
Income before extraordinary items	$25,249	$32,918
Adjustments:
Depreciation and amortization of real estate assets	92,506	72,192

Funds From Operations	$117,755	$105,110

Mills Allocations:
Mills share of FFO	$48,004	$43,937
Management fees due Mills	7,527	6,273

Total Mills FFO	$55,531	$50,210

(1)
Total property operating costs include management fees of $9,602 and $7,977 for the twelve months ended December 31, 2001 and 2000 respectively.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE
Wholly-Owned Properties (1)
(unaudited)

        The following table summarizes lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of December 31, 2001 multiplied by 12.

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
Anchor Tenant Expirations (2)
2002	8	296,935	$1,915,333	$6.45	8.12%	6.16%
2003	7	411,050	2,614,335	6.36	11.24%	8.41%
2004	9	421,103	3,714,524	8.82	11.51%	11.95%
2005	9	270,654	3,065,982	11.33	7.40%	9.86%
2006	8	561,046	4,642,783	8.28	15.34%	14.94%
2007	3	92,072	863,781	9.38	2.52%	2.78%
2008	5	348,708	2,999,529	8.60	9.54%	9.65%
2009	5	398,793	3,452,785	8.66	10.90%	11.11%
2010	5	238,079	2,065,139	8.67	6.51%	6.64%
2011	3	127,298	1,288,826	10.12	3.48%	4.15%
After 2011	7	491,355	4,463,085	9.08	13.44%	14.36%

	69	3,657,093	$31,086,102	$8.50	100.00%	100.00%

Specialty Tenant Expirations
2002	149	431,185	$10,497,754	$24.35	17.98%	16.68%
2003	119	368,502	9,380,207	25.45	15.36%	14.91%
2004	80	258,469	6,536,408	25.29	10.78%	10.39%
2005	115	455,000	11,543,653	25.37	18.97%	18.34%
2006	102	296,893	8,010,648	26.98	12.38%	12.73%
2007	39	107,725	3,126,576	29.02	4.49%	4.97%
2008	23	65,314	1,847,860	28.29	2.72%	2.94%
2009	25	100,618	2,911,989	28.94	4.19%	4.63%
2010	33	89,343	2,833,324	31.71	3.72%	4.50%
2011	43	141,316	4,081,683	28.88	5.89%	6.49%
After 2011	20	84,238	2,159,430	25.63	3.51%	3.43%

	748	2,398,603	$62,929,532	$26.24	100.00%	100.00%

Total Tenant Expirations
2002	157	728,120	$12,413,087	$17.05	12.02%	13.20%
2003	126	779,552	11,994,542	15.39	12.87%	12.76%
2004	89	679,572	10,250,932	15.08	11.22%	10.90%
2005	124	725,654	14,609,635	20.13	11.98%	15.54%
2006	110	857,939	12,653,431	14.75	14.17%	13.46%
2007	42	199,797	3,990,357	19.97	3.30%	4.24%
2008	28	414,022	4,847,389	11.71	6.84%	5.16%
2009	30	499,411	6,364,774	12.74	8.25%	6.77%
2010	38	327,422	4,898,463	14.96	5.41%	5.21%
2011	46	268,614	5,370,509	19.99	4.44%	5.71%
After 2011	27	575,593	6,622,515	11.51	9.50%	7.04%

	817	6,055,696	$94,015,634	$15.53	100.00%	100.00%

(1)
Excludes 847,249 square feet of GLA owned by tenants and a ground lease of 152,370 square feet.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE
Unconsolidated Joint Venture Properties (1)
(unaudited)

        The following table summarizes lease expirations, assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of December 31, 2001 multiplied by 12.

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
Anchor Tenant Expirations (2)
2002	1	23,329	$279,948	$12.00	0.41%	0.39%
2003	2	44,258	531,096	12.00	0.77%	0.74%
2004	3	72,842	896,068	12.30	1.28%	1.25%
2005	3	62,472	730,798	11.70	1.09%	1.02%
2006	6	147,881	2,047,248	13.84	2.59%	2.87%
2007	12	321,252	4,727,015	14.71	5.62%	6.62%
2008	6	191,090	2,514,870	13.16	3.35%	3.52%
2009	20	649,161	8,936,872	13.77	11.36%	12.51%
2010	26	854,678	11,580,404	13.55	14.96%	16.22%
2011	16	642,574	7,707,432	11.99	11.25%	10.79%
After 2011	38	2,702,469	31,463,098	11.64	47.31%	44.06

	133	5,712,006	$71,414,849	$12.50	100.00%	100.00%

Specialty Tenant Expirations
2002	175	567,869	$12,348,646	$21.75	14.27%	12.16%
2003	92	287,925	7,163,807	24.88	7.23%	7.06%
2004	123	456,748	10,191,915	22.31	11.47%	10.04%
2005	118	417,595	10,275,537	24.61	10.49%	10.12%
2006	130	431,665	11,007,895	25.50	10.84%	10.84%
2007	88	232,060	6,745,701	29.07	5.83%	6.64%
2008	86	265,537	7,578,317	28.54	6.67%	7.46%
2009	82	246,574	6,952,623	28.20	6.19%	6.85%
2010	131	490,203	13,869,664	28.29	12.31%	13.66%
2011	93	402,603	10,625,532	26.39	10.11%	10.47%
After 2011	34	181,876	4,764,016	26.19	4.57%	4.69%

	1,152	3,980,655	$101,523,653	$25.50	100.00%	100.00%

Total Tenant Expirations
2002	176	591,198	$12,628,594	$21.36	6.10%	7.30%
2003	94	332,183	7,694,903	23.16	3.43%	4.45%
2004	126	529,590	11,087,983	20.94	5.46%	6.41%
2005	121	480,067	11,006,335	22.93	4.95%	6.36%
2006	136	579,546	13,055,143	22.53	5.98%	7.55%
2007	100	553,312	11,472,716	20.73	5.71%	6.63%
2008	92	456,627	10,093,187	22.10	4.71%	5.84%
2009	102	895,735	15,889,495	17.74	9.24%	9.19%
2010	157	1,344,881	25,450,068	18.92	13.88%	14.72%
2011	109	1,045,177	18,332,964	17.54	10.78%	10.60%
After 2011	72	2,884,345	36,227,114	12.56	29.76%	20.95%

	1,285	9,692,661	$172,938,502	$17.84	100.00%	100.00%

(1)
Excludes 125,000 square feet of GLA owned by tenants and a ground lease of 177,063 square feet.

(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.

THE MILLS CORPORATION
RENTAL RATES
(unaudited)

Following tables present the average base rent per leased square foot of store openings and closings for the anchor and specialty tenant stores in the aggregate (except as noted in footnote (1)) for the five years ended December 31, 2001, 2000, 1999, 1998 and 1997.

ANCHOR STORES
	Store Openings During Period		Store Closings During Period		Releasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Year Ended December 31, 2001	$15.94	133,185	$7.54	498,868	$8.41	111.48%
Year Ended December 31, 2000	14.24	313,287	10.16	177,003	4.08	40.16%
Year Ended December 31, 1999	10.39	297,754	9.05	112,302	1.34	14.81%
Year Ended December 31, 1998	11.94	234,059	8.48	224,636	3.46	40.80%
Year Ended December 31, 1997	7.33	393,342	7.32	233,471	0.01	0.14%
SPECIALTY STORES
	Store Openings During Period		Store Closings During Period		Releasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Year Ended December 31, 2001	$28.63	618,806	$24.58	829,916	$4.05	16.48%
Year Ended December 31, 2000	29.07	423,771	25.16	391,141	3.91	15.54%
Year Ended December 31, 1999	26.09	318,864	24.50	454,633	1.59	6.49%
Year Ended December 31, 1998	23.43	405,408	21.80	339,988	1.63	7.48%
Year Ended December 31, 1997	22.83	415,593	20.92	402,105	1.91	9.13%

(1)
Opry Mills, Arundel Mills and Discover Mills are excluded from this analysis, because they are in their initial lease-up phase. For the same reason, Ontario Mills is excluded for 1997, Grapevine Mills and Arizona Mills are excluded for 1998, The Block at Orange is excluded for 1999 and 2000, and The Oasis at Sawgrass, Concord Mills and Katy Mills are excluded for 2000.

(2)
The releasing spread is the difference between per square foot openings and per square foot closings.

THE MILLS CORPORATION
AVERAGE RENTS
(unaudited)

Following table presents certain information regarding operating rents with respect to the existing Mills and The Block at Orange for the five years ended December 31, 2001, 2000, 1999, 1998 and 1997.

		MINIMUM PLUS PERCENTAGE RENT (1)(4)
			TOTAL STORES		ANCHOR STORES		SPECIALTY STORES
Year		AVERAGE PERCENT LEASED (2)	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.
2001		93%	$266,706,922	$18.23	$95,274,378	$10.92	$171,432,544	$29.03
2000		95%	219,861,786	17.12	78,834,651	10.08	141,027,135	27.94
1999	(3)	96%	166,145,597	16.41	57,382,233	9.55	108,763,364	26.43
1998	(3)	96%	143,417,531	15.41	47,700,311	8.65	95,717,220	25.24
1997	(3)	94%	98,587,164	14.65	30,145,762	7.58	68,441,402	24.84

(1)
Amounts exclude Mainstreet rental income of $4,708,000 for 2001, $4,308,000 for 2000, $2,659,000 for 1999, $2,511,000 for 1998, and $2,251,000 for 1997.

(2)
Average percent leased is defined as total average space leased for which rent was being paid, excluding tenants with leases having a term of less than one year.

(3)
Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for each of 1998 and 1997.

(4)
Amount excludes rental income for those projects that opened in the reported year.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
As of December 31, 2001
(Dollars in thousands)
(unaudited)

	Principal Balance	Interest Rate Type	Annual Interest Rate		Annual Interest	Maturity Date (19)		Earliest date at which debt can be repaid	Recourse to Company or Operating Partnership
Potomac Mills/Gurnee Mills	$352,938	Fixed	7.460%		$26,329	3/10/11	(1)	(2)	0%
Franklin Mills and Liberty Plaza									0%
Tranche A	105,120	Fixed	7.882%		8,286	5/5/07	(3)	(4)	0%
Mortgage Loan	19,102	Fixed	7.440%		1,421	5/5/07	(3)	(4)	0%
Mortgage Loan	12,436	Fixed	6.220%		774	5/5/07	(3)	(4)	0%
Sawgrass Mills
Mortgage Loan	252,848	Fixed	7.180%		18,155	7/7/06	(5)	(5)	0%
Mezzanine Loan	31,170	Fixed	7.34%	(6)	2,288 (6)	7/7/06	(8)	(8)	0%
The Oasis at Sawgrass
Mortgage Loan	46,134	Fixed	7.180%		3,312	7/7/06	(5)	(5)	0%
Mezzanine Loan	5,687	Fixed	7.34%	(6)	428 (6)	7/7/06	(8)	(8)	0%
CVS Portfolio (25 stores)	35,967	Fixed	7.960%		2,863	10/10/10		(9)	0%
CVS Portfolio (25 stores)	28,330	Fixed	9.350%		2,649	1/10/23		(10)	0%
CVS Portfolio (21 stores)	39,703	Fixed	6.498%		2,580	8/6/18		(11)	0%
Concord Mills Residual III	13,119	Variable	Libor + 225bp		541 (7)	12/31/02		(12)	100%(13)

Total Property Mortgages	$942,554				$69,626

Mainstreet Retail	11,588	Variable	Libor + 425bp		710(7)	7/21/10		(14)	100%(14)
FoodBrand (Katy/Franklin/Opry)	9,791	Fixed	11.102%		1,087	7/15/05		(15)	100%(15)
FoodBrand (Arundel)	2,090	Fixed	9.249%		193	10/30/05		(15)	100%(15)
Corporate Term Loan	45,000	Variable	Libor + 225bp		1,856(7)	6/1/03		(16)	0%
Corporate Line of Credit	10,000	Variable	Libor + 275bp		462(7)	6/1/02	(17)	(12)	0%
Sawgrass Residual	2,871	Variable	Libor + 165bp		101(7)	1/18/03		(18)	0%

Total Consolidated Indebtedness	$1,023,894				$74,035

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS (Continued)
As of December 31, 2001
(Dollars in thousands)
(unaudited)

(1)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011. In the event the mortgage loan is not repaid by the effective maturity date (March 10, 2011), the annual interest rate for each note will be increased to the greater of the stated rate plus 5% or the existing treasury rate plus 5%.

(2)
Prepayments, in whole or in part, are not permitted prior to December 10, 2010. After this date, and upon at least 30 days notice to Lender, prepayment in whole is permitted. Prior to December 10, 2010 and provided certain requirements have been completed and no even of default is outstanding, Borrower may defease a part or all of the outstanding loan balance through the establishment of defeasance collateral with the Lenders.

(3)
This indebtedness is a 30-year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4)
This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to the maturity date. Prior to that date, the debt may not be prepaid, except that $12,500 of the principal balance, which has been allocated to the Liberty Plaza community shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5)
The debt is a 5-year amortizing mortgage loan with an anticipated balloon repayment of July 6, 2006. Prepayments are permitted after June 6, 2006 within a 30-day written notice to the Lender and no prepayment penalties apply. The total loan amount is $300,000 of which $253,709 was allocated to Sawgrass and $46,291 was allocated to The Oasis at Sawgrass.

(6)
The loan bears interest at LIBOR plus 4.50%, however interest on the loan is considered to be fixed through June 7, 2003 due to an interest rate swap which locks in LIBOR at 2.84% on a notional amount of $37,000.

(7)
Calculated using 30-day LIBOR at 1.87375%, which was the rate at December 31, 2001.

(8)
The debt is a 5-year mezzanine loan with an anticipated balloon payment on July 7, 2006. The total loan amount is $37,000 of which $31,291 was allocated to Sawgrass and $5,709 was allocated to The Oasis at Sawgrass.

(9)
The indebtedness is a non-amortizing loan with an anticipated balloon repayment date of October 10, 2010. The loan may be prepaid upon 30 days notice to the Lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount repaid. After July 31, 2005 the indebtedness may be prepaid in whole or in part, along with a prepayment penalty subject to a reinvestment yield calculation. The debt is fully assignable.

(10)
The indebtedness is a non-amortizing loan with an anticipated balloon repayment date of January 10, 2023. The loan may be prepaid upon a 30-day written notice to the Lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount repaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty subject to a reinvestment yield calculation. The debt is fully assignable.

(11)
The indebtedness is an amortizing loan with an anticipated balloon repayment date of August 6, 2018. The loan may be prepaid beginning 90 days prior to August 6, 2018 provided the loan is prepaid in its entirety and includes a yield maintenance premium. The debt is fully assignable.

(12)
The debt is prepayable, in whole or in part, at any time without prepayment penalty.

(13)
The total commitment under this construction loan is $15,000. Funds are available subject to certain performance measures and restrictive covenants. The loan is fully guaranteed by the Company.

(14)
The debt is a 10-year amortizing loan with a maturity date of July 21, 2010. Interest is payable at a variable rate of LIBOR plus 425 bp for the first 24 months of the loan. After the first 24 months, the interest rate will be payable at a variable rate which will be the higher of LIBOR plus 425 bp or the 7 year Treasury Rate. The collateral for the loan is the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. The loan is fully guaranteed by the Company.

(15)
The indebtedness relates to capital leases for leasehold improvements and equipment for FoodBrand operations at Katy Mills, Franklin Mills, Opry Mills, and Arundel Mills. The lease obligations are prepayable with yield maintenance after certain lock-out periods. The leases have five year lease terms and are fully guaranteed by the Company.

(16)
The debt is a term loan secured by the Company's interest in Franklin Mills. The loan which is prepayable in whole or in part, at any time without a prepayment penalty, has a mandatory principal repayment in the amount of $10 million due on or before June 1, 2002.

(17)
The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. The line bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (See Note 7 for Libor at December 31, 2001).

(18)
The debt is prepayable, in whole or in part, at any time, upon 3 days prior notice to the Lender without prepayment penalty.

(19)
Maturity date excludes any option periods.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
As of December 31, 2001
(Dollars in thousands)
(unaudited)

	Principal Balance	Total Commitment	Interest Rate Type		Annual Interest Rate		Annual Interest		Maturity Date (26)		Earliest date at which debt can be repaid	Recourse to Company or Operating Partnership
Arizona Mills	$144,737		Fixed		7.895%		$11,427		10/5/10		(1)	0.0%
Grapevine Mills	155,000		Fixed		6.470%		10,029		10/1/08	(2)	(3)	0.0%
Grapevine Mills II	14,396		Fixed		8.390%		1,208		11/5/08	(4)	(1)	0.0%
Ontario Mills	140,507		Fixed		6.750%		9,484		12/1/08	(5)	(1)	0.0%
Ontario Mills II	10,430		Fixed		8.010%		835		1/5/09		(1)	0.0%
Block at Orange (6)	133,898		Fixed	(6)	8.000%		10,800		5/1/06		(7)	19.3	%(8)

Total Mortgage Debt	$598,968						$43,783

Concord Mills	$180,717	$199,000	Variable		Libor + 120bp	(9)	$5,555	(10)	12/2/02		(3)	17.5	%(11)
Katy Mills	155,351	158,000	Variable		Libor + 175bp		5,630	(10)	3/31/02		(12)	27.0	%(13)
Opry Mills	172,052	176,500	Fixed	(14)	Libor + 175bp		13,807	(15)	9/30/02		(16)	50.0	%(17)
Arundel Mills	170,085	191,000	Variable		Libor + 140bp		5,568	(10)	5/23/03		(18)	10.0	%(19)
Arundel Mills Residual	3,560	10,000	Variable		Libor + 200bp		138	(10)	6/8/02		(20)	25.0	%(21)
Discover Mills	141,397	182,243	Variable		Libor + 225bp	(22)	7,144	(23)	4/16/04		(24)	100.0	%(25)

	$823,162	$916,743					$37,842

Total Unconsolidated Indebtedness	$1,422,130	$916,743					$81,625

(1)
The debt may be prepaid with a prepayment penalty subject to a yield maintenance calculation. If the prepayment occurs during the three months prior to the maturity date, there is no prepayment penalty.

(2)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date of October 1, 2008. The loan has an interest only payment period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United Sates Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(3)
As of July 3, 2000 this indebtedness may be prepaid, in whole or in part, upon ten business days notice to the Administrative Agent.

(4)
This indebtedness is a 30-year amortizing loan with a balloon payment date of November 5, 2008.

(5)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(6)
This indebtedness is evidenced by two loans: a permanent loan in the amount of $108,000 and a mezzanine loan in the amount of $27,000. Interest on the loans is considered to be fixed at 8% through May 1, 2006 due to an interest rate swap which effectively fixed the interest rate at 8%.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS (Continued)
As of December 31, 2001
(Dollars in thousands)

(7)
The indebtedness may be prepaid in whole (but not in part), on or after June 1, 2003.

(8)
The mezzanine loan is guaranteed 100% by the Company. As of December 31, 2001, the guaranteed amount was $25,898.

(9)
The loan commitment has a term of three years with two one-year options. The first one year option was exercised 12/2/01. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a DSC ratio for three months of 1.35.

(10)
Calculated using 30-day Libor at 1.87375%, which was the rate at December 31, 2001.

(11)
The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) reduced to 50% upon achieving completion and occupancy requirements; (iii) reduced to 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) and reduced to 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of December 31, 2001, the Company's guarantee amount was 17.5%.

(12)
The indebtedness may be prepaid, in whole or in part, upon five business days notice to the Administrative Agent.

(13)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was $168 million of the loan amount; (ii) upon completion of construction, the grand opening of the project and a DSC ratio of 1.00 the Guaranteed Amount will reduce to $84 million. (iii) and upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $42 million. As of December 31, 2001, the guarantee amount was $42 million.

(14)
The interest is considered fixed, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275% through September 29, 2002.

(15)
Calculated using 6.275%, the floor on the interest rate collar, plus the spread of 175 bp.

(16)
The indebtedness may be prepaid, in whole or in part, upon three business days to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the day of prepayment.

(17)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a DSC ratio of 1.10 the Guaranteed Amount will reduce to 50%. On September 29, 2000, the Company entered into a modification agreement whereby the loan commitment was increased from $168,000 to $176,000. As of December 31, 2001, the guarantee amount was 50%.

(18)
The indebtedness is prepayable, in whole or in part, at any time upon three days prior to notice to Lender without prepayment penalty. Any partial prepayments shall be in $100 increments.

(19)
The principal and interest are guaranteed by the Company and Simon Property Group. The Company's guarantee may be reduced as follows: (i) upon closing the construction loan, the "Guaranteed Amount" was 50% of loan amount, (ii) upon completion of construction, and fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount was reduced to 25%; (iii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount was reduced to 17.5%; (iv) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition the Guaranteed Amount was reduced to 10%. As of December 31, 2001, the guarantee amount was 10%.

(20)
Prepayable, in whole or in part, at any time upon ten days prior notice to Lender without prepayment penalty.

(21)
The principal is guaranteed by the Company and Simon Property Group and is limited to 50% of principal and interest.

(22)
The interest rate will be Libor plus 225 basis points until the construction phase completion date has occurred, the DSC ratio has equaled or exceeded 1.25, the occupancy requirements are met, and there has been no event of default. Once achieved, the interest rate will be Libor plus 200 basis points. The interest rate can be further reduced to Libor plus 175 basis points when the project achieves a DSC ratio of 1.40 and the borrower has prepaid at least $10 million of the principal amount.

(23)
Libor has been fixed at a rate of 291 bp on a notional amount of $126,672 through June 1, 2003.

(24)
This indebtedness may be prepaid in whole or in part, at any time upon seven days prior notice to Lender without prepayment penalty. Prepayment shall include all interest accrued on loan through prepayment date (and all late charges and other sums that may be payable) through the date of prepayment.

(25)
The principal and interest are guaranteed by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the loan agreement, and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; or (ii) upon satisfaction of the previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.25, the Guaranteed Amount will be 25% of the loan amount. As of December 31, 2001, the guarantee amount was 100%.

(26)
Maturity date excludes any option periods which is an additional year for Concord Mills, Katy Mills, Opry Mills, Arundel Mills and Discover Mills.

NOTE:  In January 2002, we entered into a one year LIBOR contract for the Arundel debt to fix LIBOR at 2.34% on a notional amount of $170,035 and a six month LIBOR contract on the Concord debt to fix LIBOR at 1.92% on a notional amount of $178,100.

THE MILLS CORPORATION
SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
(unaudited)

Gross Sales (PSF)(1)
Twelve Months Ended December 31,	Current Year(3)	Prior Year	Percentage Change
2001	$330	$338	(2.4)%
2000	$352	$337	4.5%
1999	$337	$332	1.5%
Comparable Sales (in thousands)(2)
Twelve Months Ended December 31,	Current Year(4)	Prior Year	Percentage Change
2001	$1,231,195	$1,272,193	(3.2)%
2000	$1,070,290	$1,063,065	0.7%
1999	$991,116	$986,197	0.5%
(1)
The amounts presented above represent gross sales per square foot ("PSF") as reported by our specialty store tenants for each of the twelve-month periods ended December 31, 2001, 2000 and 1999 and includes for both periods (current year and prior year) only those projects that the Company believes have achieved stabilized performance levels.

          Those projects included in the respective years are as follows:

2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
2000	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, and The Block at Orange.
1999	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, and Ontario Mills.
(2)
For each of the years presented above, comparable sales include only those tenants that have been in occupancy for the prior 24-month periods ended December 31, 2001, 2000, and 1999, respectively, as compared with sales for those same tenants as of December 31 of the prior year. Opry Mills, Arundel Mills and Discover Mills which opened May 2000, November 2000, and November 2001 respectively, are excluded from this analysis, since these projects have not achieved stabilized performance levels.

(3)
Excluding Sawgrass Mills & The Oasis at Sawgrass, which were impacted by the tragic events of September 11th, gross reported specialty sales per square foot was $314 for 2001 versus $318 for 2000 or a decrease of 1.3%.

(4)
Excluding Sawgrass Mills and The Oasis at Sawgrass, which were impacted by the tragic events of September 11th, comparable sales for the year were $1,012,887 for 2001 versus $1,035,360 for 2000 or a decrease of 2.17%.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
December 31, 2001
(unaudited)

Mills, Block and Community Centers Combined (1)(2)(3)

	Year Ended December 31,
	2001	2000	1999
Recurring Non-Tenant Capital Expenditures (4)
Costs	$1,188,795	$1,173,885	$284,206
Per Square Foot (5)	0.11	0.10	0.03
Recurring Tenant Improvement/Leasing Costs (6)
Costs	$1,821,232	$3,617,617	$3,934,656
Per Square Foot Improved (7)	8.82	7.60	8.52
Per Square Foot (5)	0.20	0.37	0.38
Total Recurring Costs
Costs	$3,010,027	$4,791,502	$4,218,862
Per Square Foot (5)	0.31	0.47	0.41
Non-Recurring Tenant Improvements/Leasing Costs (6)
Costs(8)	$11,561,703	$27,614,724	$22,811,936
Per Square Foot Improved (9)	14.06	61.40	51.85
Per Square Foot (5)	1.08	2.25	1.91
Work in Process (10)
Cumulative Improved Costs	$9,903,298	$1,989,851	$2,676,259
Cumulative Improved Costs Per Square Foot (11)	29.00	13.92	18.81

(1)
Analysis excludes projects that have not reached stabilized performance levels.

(2)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 have been adjusted to include only the Company's share of costs related to the joint ventures as compared with the total costs for the joint ventures as previously reported.

(3)
The Company sold ten of its eleven community centers during the third quarter of 2000.

(4)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.

(5)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).

(6)
Recurring and Non-Recurring Tenant Improvements/Leasing Costs are comprised of tenant-specific costs, including tenant improvements, tenant allowances and capitalized internal leasing costs.

(7)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures.)

(8)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis at Sawgrass), Ontario Mills and Grapevine Mills.

(9)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(10)
Work in Process is comprised of construction in progress that will be shown as Recurring Tenant Improvement/Leasing Costs or Non-Recurring Tenant Improvement/Leasing Costs when the work is completed.

(11)
Calculated as Work in Process divided by GLA of all space with work in process.

THE MILLS CORPORATION
CAPITAL EXPENDITURES (continued)
(unaudited)

Mills and Block Portfolio (1)(2)

	Year Ended December 31,
	2001	2000	1999
Recurring Non-Tenant Capital Expenditures (3)
Costs	$1,188,747	$1,025,745	$111,657
Per Square Foot (4)	0.09	0.11	0.01
Recurring Tenant Improvement/Leasing Costs (5)
Costs	$1,821,232	$2,872,457	$3,647,528
Per Square Foot Improved (6)	8.61	8.06	9.28
Per Square Foot (4)	0.20	0.37	0.44
Total Recurring Costs
Costs	$3,009,979	$3,898,202	$3,759,185
Per Square Foot (4)	0.31	0.48	0.45
Non-Recurring Tenant Improvements/Leasing Costs (5)
Costs (7)	$11,459,591	$18,529,987	$16,842,194
Per Square Foot Improved (8)	5.05	57.36	64.28
Per Square Foot (4)	0.68	1.87	1.73
Work in Process (9)
Cumulative Improved Costs	$9,900,722	$1,989,851	$1,955,746
Cumulative Improved Costs Per Square Foot (10)	29.37	13.92	38.97

(1)
Analysis excludes projects that the Company believes have not reached stabilized performance levels.

(2)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 have been adjusted to include only the Company's share of costs related to the joint ventures as compared with the total costs for the joint ventures as previously reported.

(3)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.

(4)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).

(5)
Recurring and Non-Recurring Tenant Improvements/Leasing Costs are comprised of tenant-specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(6)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures.)

(7)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis at Sawgrass), Ontario Mills and Grapevine Mills.

(8)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(9)
Work in Process is comprised of construction in progress that will be shown as Recurring Tenant Improvement/Leasing Costs or Non-Recurring Tenant Improvement/Leasing Costs when the work is completed.

(10)
Calculated as Work in Process divided by GLA of all space with work in process.

THE MILLS CORPORATION
CAPITAL EXPENDITURES (continued)
(unaudited)

Community Centers (1)

	Year Ended December 31,
	2001	2000	1999
Recurring Non-Tenant Capital Expenditures (2)
Costs	$48	$148,140	$172,549
Per Square Foot (3)	—	0.07	0.08
Recurring Tenant Improvement/Leasing Costs (4)
Costs	$—	$745,160	$287,128
Per Square Foot Improved (5)	—	5.82	3.83
Per Square Foot (3)	—	0.34	0.13
Total Recurring Costs
Costs	$48	$893,300	$459,677
Per Square Foot (3)	—	0.41	0.21
Non-Recurring Tenant Improvements/Leasing Costs (4)
Costs	$102,112	$9,084,737	$5,969,742
Per Square Foot Improved (6)	0.80	72.90	33.49
Per Square Foot (3)	0.28	4.12	2.71
Work in Process (7)
Cumulative Improved Costs	$2,576	$—	$720,513
Cumulative Improved Costs Per Square Foot (8)	0.46	—	7.83

(1)
The Company sold ten of its eleven community centers during the third quarter of 2000.

(2)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.

(3)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).

(4)
Recurring and Non-Recurring Tenant Improvements/Leasing Costs are comprised of tenant-specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(5)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures.)

(6)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(7)
Work in Process is comprised of construction in progress that will be shown as Recurring Tenant Improvements/Leasing Costs or Non-Recurring Tenant Improvements/Leasing Costs when the work is completed.

(8)
Calculated as Work in Process divided by GLA of all space with work in process.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(Dollars in thousands except ratio and per share data)
(unaudited)

	As of and for the Twelve Months Ended December 31,
	2001	2000
COVERAGE RATIOS
Consolidated Interest Expense (net of loan cost amortization)	$54,172	$53,371
JV Portion of Interest Expense (net of loan cost amortization) (1)	33,718	31,635

Total Interest Expense	$87,890	$85,006

Interest Coverage Ratio (EBITDA / Interest Expense)	2.53	2.47
Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)	2.21	2.20
LEVERAGE RATIOS
Consolidated Debt to Market Capitalization Ratio	44.6%	59.9%
Consolidated Debt plus Convertible Preferred Stock to Market Capitalization Ratio	47.8%	59.9%
Total Debt to Market Capitalization Ratio (includes Mills' Share of JV Debt)	55.0%	69.5%
Total Debt plus Convertible Preferred Stock to Market Capitalization Ratio (includes Mills' Share of JV Debt)	57.6%	69.5%
PAYOUT RATIOS (Trailing 12 months)
Dividends Paid	$86,038	$81,082
Funds from Operations	$121,472	$105,279
Adjusted Funds from Operations	$118,462	$101,381
FFO Payout Ratio (Dividends / FFO)	0.71	0.77
AFFO Payout Ratio (Dividends / AFFO)	0.73	0.80
DEBT INDICATORS
Weighted Average Maturity (Includes Mills' Share of JV Debt)	5.83 yrs	3.98 yrs
Weighted Average Interest Rate (Consolidated Debt Only)	7.23%	8.27%
Weighted Average Interest Rate (Includes Mills' Share of JV Debt)	6.81%	8.12%
Fixed Rate Debt % (Consolidated Debt Only)	91.94%	54.80%
Fixed Rate Debt % (Includes Mills' Share of JV Debt) (2)	83.38%	55.60%

(1)
Includes annualized interest expense for Discover Mills.

(2)
Assumes Opry Mills as fixed rate debt, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275% and in 2001 assumes Sawgrass mezzanine debt, the Block debt and a portion of the Discover debt as a fixed rate debt due to swaps put in place to fix the LIBOR rate on these loans.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS (Continued)
(Dollars in thousands except ratio and per share data)
(unaudited)

	As of and for the Twelve Months Ended December 31,
	2001	2000
MARKET CAPITALIZATION CALCULATIONS
Shares and units outstanding (end of quarter)	45,260	39,116
Stock price (end of quarter)	$26.480	$16.563

Equity Market Capitalization (A)	$1,198,485	$647,878

Consolidated Debt (end of quarter)	$1,023,894	$966,505
Mills Share of JV Debt (end of quarter)	530,689	509,182

Total Debt (B)	$1,554,583	$1,475,687

Convertible Preferred Stock (C)	$75,000	$—

Total Market Capitalization (A) + (B) + (C)	$2,828,068	$2,123,565

EBITDA CALCULATION
Income Before Extraordinary Items and Minority Interest	$51,461	$61,255
Less: Equity in Earnings of Unconsolidated JVs before Extraordinary Items	(12,525)	(16,571)
Less: Sale of Community Centers	—	(18,370)
Plus: Consolidated Depreciation and Amortization	41,385	41,430
Plus: Consolidated Interest Expense	54,172	53,371
Plus: JV Share of EBITDA from JV Investments(1)	87,863	88,761

Total EBITDA	$222,356	$209,876

FFO and AFFO (Trailing 12 months)
Funds from Operations	$121,472	$105,279
Less: Recurring Capital Expenditures	(3,010)	(3,898)

Adjusted Funds From Operations	$118,462	$101,381

(1)
Includes annualized EBITDA for Discover Mills.

QuickLinks

  Exhibit 99.1
THE MILLS CORPORATION SUPPLEMENTAL INFORMATION Table of Contents As of December 31, 2001
THE MILLS CORPORATION OVERVIEW
THE MILLS CORPORATION SUMMARY OF OPERATING PROPERTIES
THE MILLS CORPORATION SUPPLEMENTAL FINANCIAL DATA (In thousands, except per share data)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (Dollars in thousands except ratio and per share data) (unaudited)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (Continued) (Dollars in thousands except ratio and per share data) (unaudited)